SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2003

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1005 High House Road, Cary, North Carolina 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Item 5.

The Registrant’s Board of Directors at its regular meeting on March 20, 2003 declared a 15% stock dividend payable on April 25, 2003 to shareholders of record on April 11, 2003. Cash will be paid in lieu of fractional shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton President and CEO

Dated: March 24, 2003

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press Release dated March 21, 2003

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